Exhibit 10.1

ALLONGE TO PROMISSORY NOTE

Allonge (this “Allonge”) to that certain Promissory Note (the “Promissory Note”) attached hereto as Exhibit 1 and made a part hereof in the principal amount of (a) US$500,000.00, dated May 8, 2019, from Bionik Laboratories Corp., as obligor (“Maker”), to Star SCI, as Holder (“Holder”).

Maker and Holder agree that the Promissory Note shall be revised as follows:

1.                  Clause (ii) of the definition of “Maturity Date” found in Section 1.1 of the Promissory Note shall be amended and replaced to read as follows:

“the date of receipt of an aggregate of $9,000,000 in gross proceeds to the Company from the sale of the Company’s securities subsequent to the Issue Date,”

Except as expressly reflected herein, the Promissory Note will remain in full force and effect. This Allonge is intended to be attached to and made a permanent part of the Promissory Note.

Dated as of the 24 day of September, 2019.

Maker:	BIONIK LABORATORIES CORP.

	By:	/s/ Eric Dusseux
	Name:	Eric Dusseux
	Title:	CEO

Holder:	Star SCI

	By:	/s/ Andre-Jacques Auberton-Herve
	Name:	Andre-Jacques Auberton-Herve
	Title:	President

EXHIBIT 1

PROMISSORY NOTE

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